Exhibit (10) (A)-(1)


        Non-Standardized Safe Harbor Adoption Agreement (Short Version)

                           ADOPTION AGREEMENT FOR THE

                     VANGUARD PROTOTYPE 401(k) SAVINGS PLAN

Please complete the following:

         EMPLOYER:                                  ELECTR0 RENT CORPORATION

         BUSINESS ADDRESS:                          6060 Sepulveda Blvd.

                                                    Van Nuys, CA 91411-2501

         TELEPHONE NUMBER:                          818/787-2100

         EMPLOYER TAX I.D. NUMBER:                  95-2412961

         EMPLOYER FISCAL YEAR:                      May 31

         NAME OF PLAN:                              ELECTRO RENT CORPORATION SAVINGS PLAN

Effective Date

( ) New Plan: If the Employer is adopting the Plan as a new plan for its eligible Employees, the Effective Date of the Plan is

(X) Amended Plan: If the Employer is adopting the Plan as the amended and restated version of an existing plan for its eligible Employees, the Effective Date of the amendment is August 1, 1994

PLAN YEAR

The Plan Year shall be the 12-consecutive month period ending on the last day of the calendar month of May. (If no designation is made, the Plan Year shall be the Employer's fiscal year.)

PLAN ADMINISTRATOR

The following individual(s) or committee has been appointed by the Employer to serve as Plan Administrator for the Plan (if no designation is made, the Employer shall be considered the Plan Administrator):

(a) Specimen Signatures

         Please provide the name(s), titles(s) and specimen signature(s) of the individuals authorized to act as, or on behalf of, the Plan
         Administrator:

 (i)     Daniel Greenberg         Chairman + CEO            /s/   Daniel Greenberg
         Name                     Title                     Signature

(ii)     William Weitzman         President + COO           /s/   William Weitzman
         Name                     Title                     Signature

 (iii)    Craig R. Jones         Vice President + CFO        /S/  CRAIG R. JONES
          Name                   Title                       Signature

                          (Use additional sheets, if necessary)

PLAN TRUSTEE

         The following individual(s) or corporate fiduciary has been appointed by the Employer to serve as Trustee for the Plan in accordance with the terms and conditions of the Trust Agreement:

(i )     Vanguard Fiduciary Trust Co.
         Name

         P. 0. Box 2600       VM832,    Valley Forge,  PA 19482
         Address

(ii)
         Name


         Address
                          (Use additional sheets, if necessary)

                                   SECTION I
                           PARTICIPATION REQUIREMENTS

(a)      Eligible Employees

         All Employees shall be eligible to participant in the Plan except the following:

         ( )     No exclusions.

         (X) Union Employees: Employees included in a unit of employees covered by a collective bargaining agreement between the Employer and employee representatives under which retirement benefits were the subject of good faith bargaining. (For purposes of this exclusion, the term "employee representatives" does not include any organization more than half of whose members are owners, officers, or executives of the Employer.)

         (X) Nonresident aliens: Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

         ( )     Employees described below:

                 IMPORTANT: You may designate any categories of Employees to be excluded from participation in the Plan (such as hourly-pay or salary-pay Employees, employees of a separate unit or division, Employees covered by a separate plan. etc.). However, for tax qualification purposes, the Plan must satisfy the minimum participation and coverage requirements of Sections 401(a)(26) and 410(b) of the Code.

(b)      Minimum Age and Service Conditions

         An Employee who is eligible to participate in the Plan shall be required to satisfy the following minimum age and service conditions prior to the commencement of participation in the Plan:

         ( )     No minimum age or service conditions.

         ( ) Minimum age condition: Employees shall be required to have attained age (may not exceed age 21).

         (X) Minimum service condition: Employees shall be required to have completed one Year of Service.

(c)      Commencement of Participation

         Employees who satisfy the participation requirements designated in (a) and (b) above as of the Effective Date of the Plan shall commence participation (or continue participation) in the Plan on the Effective Date. Employees who satisfy the participation requirements designated above after the Effective Date shall commence participation in the Plan on their Entry Dates. For these purposes, an Employee's Entry Date shall be:

         ( ) Prospective Payroll Entry Dates: The first day of the Employer's regular payroll period following the date the Employee satisfies the participation requirements designated above.

         ( ) Prospective Monthly Entry Dates: The first day of the calendar month following the date the Employee satisfies the participation requirements designated above.

         (X) Prospective Quarterly Entry Dates: The first day of the calendar quarter following the date the Employee satisfies the participation requirements designated above.

         ( ) Prospective Semi-Annual Entry Dates: The earlier of (i) the first day of the Plan Year or (ii) the first day of the seventh calendar month of the Plan Year which coincides with or next follows the date the Employee satisfies the participation requirements designated above.

         ( ) Annual Entry Date: The first day of the Plan Year nearest to the date that the Employee satisfies the participation requirements designated above.

(d)      Service With Predecessor Employers

         If Employees shall be credited with Years of Service for both eligibility and vesting purposes for service with any predecessor employer, identify each such predecessor employer below:


                                   SECTION 2
                           DEFINITION OF COMPENSATION

         For purposes of the Plan, a Participant's Compensation shall be defined as follows:

         ( ) Wages for federal tax withholding purposes: Compensation shall mean all wages within the meaning of Section 3401(a) of the Code for purposes of applying federal income tax withholding at the source, determined without regard to rules which limit the remuneration included in wages based on the nature or location of employment or the services performed.

         ( ) Wages for W-2 purposes: Compensation shall mean all wages within the meaning of Section 3401(a) of the Code and all other payments of compensation in the course of the Employer's trade or business for which the Employer is required to furnish a written statement (Form W-2) under Sections 6041(d) and 604l(a)(3) of the Code.

         ( ) Section 415 safe harbor compensation: Compensation shall mean Compensation as defined in Article l l. l(b) of the Plan for purposes of the limitations of Section 415 of the Code.

                 NOTE: Any one of the three "safe harbor" definitions of Compensation set forth above will automatically satisfy the nondiscrimination requirement of Section 414(s) of the Code. See IRS Reg. Section 1.414(s)-l(c). You may designate an alternative definition of Compensation below, provided that the definition is reasonable, does not by design favor Highly Compensated Employees, and satisfies the nondiscrimination test set forth in IRS Reg. Section 1.414(s)-l(d).

         (X) Exclusion of certain items: Compensation shall mean all wages within the meaning of Section 3401(a) of the Code for purposes of applying federal income tax withholding at the source, determined without regard to rules which limit the remuneration included in wages based on the nature or location of employment or the services performed, but excluding the following items:

                 ( )      Commissions

                 ( )      Bonuses

                 ( )      Overtime

                 (X) Other (specify): Severance Pay, Auto Allowance, Medical Reimbursement, Carpool Reimbursement, Employer Referral Bonus, Membership Dues, Transportation or Housing Subsistence, Non-Cash Compensation, Cash Gifts or Prizes, Imputed Income for Group Term Life, Relocation Expenses or Imputed Income for Company Cars or Non-Qualified Stock Options

         ( )     Other definition of Compensation (specify):

                 IMPORTANT: For purposes of determining the amounts of contributions by or on behalf of Participants to the Plan, a Participant's Compensation (under the definition selected above) is: (1) increased by the Participant's Employee Pre-Tax Contributions to the Plan; and (2) limited as required by law to an indexed $150,000 amount. See Article 2.5 of the Plan

                                   SECTION 3
                         EMPLOYEE PRE-TAX CONTRIBUTIONS

(a)      Employee Pre-Tax Basic Contributions

         (X) If this option is selected, a Participant may elect to make Employee Pre-Tax Basic Contributions to the Plan in an amount up to five percent (fill in the percentage or amount) of the Compensation otherwise payable to the Participant.

(b)      Employee Pre-Tax Supplemental Contributions

         (X) If this option is selected, a Participant who has elected to make Employee Pre-Tax Basic Contributions in the maximum amount permitted under (a) above, may also elect to make Employee Pre-Tax Supplemental Contributions to the Plan in an amount up to ten percent (fill in the percentage or amount) of the Compensation otherwise payable to the Participant.

                          NOTE: This distinction between "Basic" and "Supplemental" Contributions is appropriate for Employers who wish to make Employer Matching Contributions under Section 5 below based on Employee Pre-Tax Basic Contributions, while also permitting Participants to make "non-matched" Employee Pre-Tax Supplemental Contributions.

(c)      Employee Pre-Tax Bonus Contributions

         ( ) If this option is selected, a Participant may elect to make Employee Pre-Tax Bonus Contributions to the Plan in an amount up to (fill in the percentage or amount) of any bonus otherwise payable to the Participant for the Plan Year.

                          NOTE: This option for Employee Pre-Tax Bonus
                          Contributions is appropriate for Employers who wish to permit Participants to defer different percentages or amounts of their bonuses than their regular pay or who wish to permit Participants to defer their bonuses on a different matching basis than regular pay. Otherwise, bonuses will be eligible for reduction as Employee

                          Pre-Tax Basic and Supplemental Contributions (unless you exclude bonuses from the definition of Compensation under Section 2 above). See Article 4.2(h) of the Plan.

(d)      Aggregate Limit on Employee Pre-Tax Contributions

         ( ) If this option is selected, the maximum amount of Employee Pre-Tax Contributions (including Employee Pre-Tax Basic, Supplemental and Bonus Contributions) which a Participant may elect to make for any Plan Year shall not exceed (fill in the percentage or amount) of the Participant's Compensation for the Plan Year.


                                   SECTION 4
                        EMPLOYEE AFTER-TAX CONTRIBUTIONS

         ( ) If this option is selected, a Participant may elect to make Employee After-Tax Contributions to the Plan for a Plan Year in an amount up to (fill in the percentage or amount) of the Participant's Compensation for the Plan Year.

         (_) Coordination with Employee Pre-Tax Contributions: If this option is selected, the maximum amount of Employee Pre- Tax Contributions and Employee After-Tax Contributions which a Participant may elect to make to the Plan for any Plan Year shall not exceed (fill in the percentage or amount) of the Participant's Compensation for the Plan Year.

                                   SECTION 5
                        EMPLOYER MATCHING CONTRIBUTIONS

         (X) Fixed Formulas: If this option is selected, the Employer shall make Employer Matching Contributions on behalf of each Participant for a Plan Year equal to:

                 (1) Fifty percent (50%) (fill in the percentage or amount) of the amount of Employee Pre-Tax Basic Contributions on behalf of the Participant for the Plan Year up to five percent (5%) (fill in the percentage or amount, if applicable) of the Participant's Compensation for the Plan Year;

                 (2) (fill in the percentage or amount) of the amount of Employee Pre-Tax Bonus Contributions on behalf of the Participant for the Plan Year up to (fill in the percentage or amount, if applicable) of the Participant's Compensation for the Plan Year; and,

                 (3) (fill in the percentage or amount) of the amount of Employee After-Tax Contributions by the Participant for the Plan Year up to (fill in the percentage or amount, if applicable) of the Participant's Compensation for the Plan Year.

         ( ) Discretionary Formula: If this option is selected, the Employer shall make Employer Matching Contributions for each Plan Year in an amount determined by the Employer in its sole discretion by resolution duly adopted on or before the last day for filing its federal income tax return, including extensions for the taxable year with or within which such Plan Year ends. Employer Matching Contributions shall be allocated to the Employer Matching Contribution Accounts of Participants in the proportion that each Participant's Employee Pre-Tax Basic Contributions for the Plan Year bear to the total Employee Pre-Tax Contributions of all Participants for the Plan Year.

         (X) Other Formula: If this option is selected the Employer shall make Employer Matching Contributions for each Plan Year in an amount determined as follows (describe the method for making Employer Matching Contributions and allocating them to Participants' Employer Matching Contribution Accounts below): The Employer may make additional contributions for participants with at least 3 years of service. The amount of such additional ontributions shall be determined by the Employer in its discretion. Such contributions shall be allocated either in proportion to the Compensation of all such Participants for the Plan Year or as a matching contribution based on the Employee Pre-Tax Supplemental Contributions of such Participants, as the Employer shall specify.



                                   SECTION 6
                       EMPLOYER NONELECTIVE CONTRIBUTIONS

(a)      Fixed Formula Based on Compensation

         ( ) Standard Formula: If this option is selected, the Employer shall make Employer Nonelective Contributions on behalf of each Participant for a Plan Year in an amount equal to % the Participants Compensation for the Plan year.

(b)      Discretionary Formula

         ( ) If this option is selected, the Employer shall make Employer Nonelective Contributions for each Plan Year in an amount determined by the Employer in its sole discretion by resolution duly adopted on or before the last day for filing its federal income tax return,including extensions, for the taxable year with or within which such Plan Year ends Employer Nonelective Contributions shall be allocated to the Employer Nonelective Contribution Accounts of Participants who participated in the Plan at any time during the Plan Year in the proportion that each such Participant's Compensation for the Plan year bears to the total Compensation of all such Participants for the Plan Year.


                                   SECTION 7
                      DIRECTED INVESTMENTS BY PARTICIPANTS

         (X) Total Investment Direction: If this option is selected, each Participant shall be permitted to direct the investment of all amounts allocated to the Participant's separate accounts under the Plan.

         ( ) Limited Investment Direction: If this option is selected, a Participant shall be permitted to direct the investment of amounts allocated to the following of the Participant's separate counts under the Plan (please complete the following if your wish to limit investment direction by Participants to certain amounts):

                 ( )    Employee Pre-Tax Contribution Account

                 ( )    Employee After-Tax Contribution Account

                 ( )    Employer Matching Contribution Account

                 ( )    Employer Nonelective Contribution Account

                 ( )    Rollover Contribution Account

         ( ) Named Fiduciary Direction: To the extent that Participants do not direct investments, the Plan Administrator or the person or entity designated by the Employer below shall be responsible as the named fiduciary for directing and managing Plan investments (see Article 6.5 of the Plan).

                                   SECTION 8
                          DISTRIBUTION UPON RETIREMENT

         A Participant (or the Participant's designated Beneficiary, in the event of the Participant's death) shall be entitled to receive the entire amounts credited to the Participant's separate accounts under the Plan upon the Participant's retirement on or after Normal Retirement Age, Disability or death. For purposes of the Plan, the Normal Retirement Age shall be:

         (X)     The date a Participant attains age 65 (not to exceed age 65).

         ( )     The later of the date a Participant attains age
                 (not to exceed age 65) or the 5th anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

                                   SECTION 9
                                VESTING SCHEDULE

         A Participant who terminates employment prior to Normal Retirement Age for reasons other than death or Disability shall be entitled to receive the vested amounts credited to the Participant's Employer Matching Contribution Account and Employer Nonelective Contribution Account. These amounts shall be determined by the vesting schedules selected below:

(a)      Vesting Schedule or Employer Matching Contribution Account

         ( ) 100% Immediate Vesting: A Participant shall be fully (100%) vested upon commencement of participation in the Plan.

         ( ) Five-Year Cliff Vesting: A Participant shall be fully (100%) vested upon completion of five Years of Service.

         ( ) Seven-Year Graded Vesting: A Participant shall become vested according to the following vesting schedule:

                 Years of Service       Vested Percentage
                          3                     20%
                          4                     40
                          5                     60
                          6                     80
                          7 or more            100

         (X) Other (complete the following if a different vesting schedule is desired, with vested percentages for each Year of Service that satisfy Section 411(a)(2) of the Code):

                 Years of Service       Vested Percentage
                          1                     0
                          2                    20
                          3                    30
                          4                    40
                          5                    60

                          6                    80
                          7                   100

                 IMPORTANT: If a vesting schedule other than 100% immediate vesting is selected, the Employer Matching Contributions will not qualify as "Qualified Matching Contributions" (as defined in Article 5.1(1) of the Plan) for purposes of the Plan's nondiscrimination requirements (see Articles 5.4 and 5.6 of the Plan).

(b)      Vesting Schedule for Employer Nonelective Contribution Account

         ( ) 100% Immediate Vesting: A Participant shall be fully (100%) vested upon commencement of participation in the Plan.

         ( ) Five-Year Cliff Vesting: A Participant shall be fully (100%) vested upon completion of five Years of Service

         ( ) Seven-Year Graded Vesting: A Participant shall become vested according to the following vesting schedule:


                 Years of Service       Vested Percentage
                          3                     20%
                          4                     40
                          5                     60
                          6                     80
                          7 or more            100

         ( ) Other (complete the following if a different vesting schedule is desired, with vested percentages for each Year of Service that satisfy Section 411(a)(2) of the Code):

                 Years of Service       Vested Percentage
                          1
                          2
                          3
                          4
                          5
                          6
                          7

                 IMPORTANT: If a vesting schedule other than 100% immediate vesting is selected, he Employer Nonelective Contributions on behalf of Participants will not qualify as "Qualified Nonelective Contributions" (as defined in Article 5. 1(m) of the Plan) for purposes of the Plan's nondiscrimination requirements (see Articles 5.4 and 5.8 of the Plan).


                                  SECTION I 0
                           INSTALLMENT PAYMENT OPTION


         ( ) If this option is selected, a Participant who terminates employment with a total vested amount in excess of $3,500 shall be permitted to receive such amount in monthly, quarterly or annual installment payments (as an alternative to a single-sum payment) under Article 8.3(b) of the Plan. If applicable, this option shall apply to:

         ( ) All such Participants who separate from service with the Employer.

         ( ) Only such Participants who separate from service with the Employer on or after Normal Retirement Age or upon Disability.


                                   SECTION 11
                                  WITHDRAWALS


(a)      Withdrawals On or After Age 59 1/2

         (X) If this option is selected. a Participant shall be permitted to make in-service withdrawals under Article 9.2 of the Plan upon attaining age 59 1/2.

(b)       Hardship Withdrawals

         (X) If this option is selected, a Participant shall be permitted to make in-service withdrawals under Article 9.3 of the Plan upon establishing financial hardship.

                                   SECTION 12
                                     LOANS

         (X) If this option is selected, the Plan Administrator shall be permitted to direct the Trustee to make loans to Participants from their separate accounts under the Plan in accordance with the provisions of Article 10 of the Plan.

                 NOTE: The Plan may not permit loans to Owner-Employees if the Employer is a partnership or sole proprietorship or to shareholder-employees if the Employer is an S corporation.


                                   SECTION 13
                           LIMITATIONS ON ALLOCATIONS

                 NOTE: You must complete this Section 13 only if the Employer maintains or has ever maintained another qualified plan in which any Participant in this Plan is or was a participant or could possibly become a participant.

(a) Employers Who Also Maintain a Qualified Defined Contribution Plan Other Than a Master Or Prototype Plan (See Article 11.4 of the Plan)

         If a Participant in this Plan is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, the provisions of Article 11.3 of the Plan will automatically apply as if the other plan was a Master or Prototype Plan unless the Employer hereby designates another method of limiting Annual Additions to the Maximum Permissible Amount (in a manner that precludes Employer discretion) by describing such method below:


(b)      Employers Who Also Maintain a Qualified Defined Benefit Plan (See
Article 11.5 of the

Plan)

         If a Participant in this Plan is or has been covered under a qualified defined benefit plan maintained by the Employer, the sum of the Defined Benefit Plan and Defined Contribution Plan Fractions (as defined in Article 11.1 of the
Plan) may not exceed 1.0. The method under which the Employer will satisfy this 1.0 limitation is described below:

(c)      Limitation Year

         For purposes of Article 11 of the Plan, the Limitation Year shall be the Plan Year unless another 12-consecutive month period is designated as the Limitation Year below:

                                   SECTION 14
                           TOP-HEAVY PLAN PROVISIONS

(a)      Minimum Vesting Schedules

         For any Plan Year in which the Plan is a Top-Heavy Plan (as defined in Article 12.2(b) of the Plan), a Participant's vested percentage in his or her Employer Matching Contribution Account and Employer Nonelective Contribution Account shall be determined by the vesting schedules selected below (rather than the vesting schedules selected in Section 9 of this Adoption Agreement):

         (i)     Employer Matching Contribution Account

                 ( ) Three-Year Cliff Vesting: A Participant shall be fully (100%) vested upon completion of (may not exceed 3) Years of Service.

                 (x)      Six-Year Graded Vesting

                          Years of Service        Vested Percentage
                                  2                20% (not less than 20%)
                                  3                40% (not less than 40%)
                                  4                60% (not less than 60%)
                                  5                80% (not less than 80%)
                                  6 or more       100%


         (ii)    Employer Nonelective Contribution Account

                 ( ) Three-Year Cliff Vesting: A Participant shall be fully (100%) vested upon completion of (may not exceed 3) Years of Service.

                 (X)      Six-Year Graded Vesting

                          Years of Service        Vested Percentage
                                  2                20% (not less than 0%)
                                  3                40% (not less than 40%)
                                  4                60% (not less than 60%)
                                  5                80% (not less than 80%)
                                  6 or more       100%

                          NOTE: If the Plan's vesting schedules shift in or out of the schedules selected above because of changes to or from Top-Heavy Plan status, such shifts shall constitute amendments to the Plan's vesting schedules and the elections provided for in
                          Article 14.1(c)(ii) of the Plan shall be applicable.

(b)      Minimum Benefits

         For any Plan Year in which the Plan is a Top-Heavy Plan, the minimum benefit requirements of Section 416(c) of the Code shall be satisfied as follows (please select one of the following):

         (X) Minimum contributions under this Plan: Employer contributions under this Plan shall be made on behalf of every Participant who is not a Key Employee in accordance with Article 12.3(a) of the Plan. To the extent this requirement is not already satisfied by the Employer contributions provided under this Adoption Agreement (other than Employee Pre-Tax Contributions and Employer Matching Contributions), the Employer shall (select one, if applicable):

                 (X) make additional Employer contributions on behalf of Participants who are not Key Employees for the Plan Year in the minimum amount necessary; or

                 ( ) make additional Employer contributions on behalf of all Participant for the Plan Year in an amount equal to a uniform percentage of each Participant's Compensation, which percentage shall be determined by the Employer by resolution duly adopted on or before the last day for filing its federal income tax return, including extensions for the taxable year with or within which such Plan Year ends.

         ( ) Minimum benefits under other qualified plan(s): The minimum benefit requirements of Section 416(c) of the Code shall be satisfied through one or more other qualified plans maintained by the Employer that are identified below:


                                Name of plan(s)


(c)      Present Value Determination

         This subsection (c) applies only if the Employer maintains or has maintained a defined benefit plan which has covered or could cover a Participant in this Plan. If this subsection (c) applies, the following interest rate, mortality table and valuation date shall apply for purposes of determining the present value of accrued benefits under the defined benefit plan (see Article 12.2(c) (g) and (h) of the Plan):

                 Interest Rate:                         %     Mortality Table:

                 Valuation Date:                   of each year



                                   SECTION 15
                     EXECUTION OF PLAN AND TRUST AGREEMENT


         IMPORTANT:

         (1) Failure to properly complete this Adoption Agreement may result in disqualification of the Plan.

         (2) The Sponsor will inform the Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan

         (3) The name, address and telephone number of the Sponsor are as follows:

                          Vanguard Fiduciary Trust Company
                          P.O. Box 2600
                          Vanguard Financial Center
                          Valley Forge, PA 19482
                          1 -800-523-1036

         (4) If the Employer has ever maintained or later adopts any plan (including a welfare benefit fund, as defined in Section 419A(e) of the Code. which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Section 419A(d)(3) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code) in addition to this Plan, the employer may to rely on an opinion letter issued by the National Office of the Internal Revenue Service to the Sponsor as evidence that the Plan as adopted by the Employer is qualified under Section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance with respect to the qualification of this Plan, the Employer should apply to the appropriate Key District Office of the Internal Revenue Service for a determination letter.

         (5) This Adoption Agreement may be used only in conjunction with the Vanguard Prototype 401(k) Savings Plan.


(a)       EXECUTION BY EMPLOYER

         IN WITNESS WHEREOF, and intending to be legally bound, the Employer named above hereby adopts the Vanguard Prototype 401(k) Savings Plan by causing this Adoption Agreement to be executed as of the date set forth below.

EMPLOYER:  ELECTRO RENT CORPORATION

By:      Craig R. Jones                    Vice President and CFO
         Name                              Title

Signature:  /s/ Craig R. Jones

Date:       June 27, 1995


(b)      EXECUTION BY TRUSTEE(S)

         IN WITNESS WHEREOF, and intending to be legally bound. the Trustee(s) named above hereby accepts its appointment as Trustee for the Plan, and hereby agrees to the terms and conditions of the Trust Agreement for the Plan.

TRUSTEE:

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
By:
         Name                              Title

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

Signature:

Date:


TRUSTEE:

By:
            Name                          Title

Signature:

Date:


                      SUPPLEMENT TO THE VANGUARD PROTOTYPE
                              401(K) SAVINGS PLAN
                     As Adopted by Electro Rent Corporation

This Supplement to the Vanguard Prototype 401(k) Savings Plan (the "Prototype") amends the Prototype as adopted by Electro Rent Corporation to add Article 16, which changes the method of counting service for eligibility and vesting purposes from "hour of service" to "elapsed time." Accordingly, the Electro Rent Savings Plan (the "Plan") is an individually-designed plan and not a prototype plan, consisting of the allowing documents:

         (a)     the Prototype,
         (b) the Adoption Agreement For The Vanguard Prototype 401(k) Savings Plan (the "Adoption Agreement"),
         (c)     this Supplement (the "Supplement"), and
         (d)     any Trust Agreement for the Plan.


                                   ARTICLE 16
                                YEARS OF SERVICE

(a)      Years Of Service

         An Employee's Years of Service shall be determined in accordance with this Article 16.

(b) Provisions Of Prototype Replaced By This Article 16 Because an Employee's Years of Service shall be determined pursuant to this Article 16, the following provisions of the Prototype are deleted:

         (1)     Article 2.3 (defining "Break in Service);

         (2) the next to the last full paragraph of Article 2.26 (relating to crediting Hours of Service for purposes of determining whether a "Break in Service" has occurred);

         (3)     Article 2.42 (defining "Year of Service");

         (4) Article 3.4 (relating to Years of Service for eligibility purposes);

         (5)     Article 3.5 (relating to eligibility computation periods);

         (6) Article 3.6 (relating to crediting Years of Service for eligibility purposes after a "Break in Service");

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         (7)     the words "Article 7.3" in Article 7.2(a);

         (8) Article 7.3(a) (relating to computation of Years of Service for vesting purposes);

         (9) Article 7.4 (relating to crediting Years of Service for vesting purposes after a "Break in Service"); and

         (10) Article 8.5 (relating to forfeitures upon termination of employment).


(c)      Definitions For Purposes Of This Article 16

         When capitalized, the following terms shall have the respective meanings set forth below for purposes of determining an Employee's Years of Service under the Plan.

         (1) "Employment Commencement Date" means the first date as of which an Employee is entitled to be credited with an Hour of Service.

         (2) "Maternity or Paternity Absence" means that the Employee is absent from work on account of:

                 (A)      the Employee's pregnancy,
                 (B)      the birth of a child of the Employee,
                 (C) the placement of a child with the Employee in connection with the adoption of the child by the Employee, or
                 (D) caring for a child of the Employee immediately following the child's birth or placement with the Employee.

         (3) "One Year Break in Service" means a continuous 365-day period during which the Employee is not entitled to credit for any Hours of Service and which begins on the Employee's Severance date or any anniversary of the Employee's Severance date.

         (4) "Reemployment Commencement Date" means, in the case of an Employee who has a Severance and subsequently again becomes an Employee, the first day following the date of the Severance as of which the Employee is entitled to be credited with an Hour of Service.

         (5)     "Severance" means the earliest of the following dates:

                 (A) The date on which the Employee terminates employment by reason of his or her retirement, quit, discharge, death or otherwise;

                 (B) Except as provided in paragraph (C) below, if the Employee has not terminated employment, the first anniversary of the first day of a period during which the Employee is continuously absent (with or without pay) from active service with the Employer for any reason such as vacation, sickness, layoff or a leave of absence; or

                 (C) In the case of an Employee who is continuously absent (with or without pay) from active service on account of a Maternity or Paternity Absence, the earlier of the second anniversary of the date on which the absence from active service began or the date the Employee's Maternity or Paternity Absence ends. The period between the first and second anniversaries of the date on which the Employee was first absent from active service shall neither be included in the Employee's Years of Service nor shall it be a One Year Break in Service.

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

         (6) "Years of Service" means the service credited to an Employee pursuant to this Article.

(d) An Employee shall be credited with one Year of Service for each 365 consecutive days in his or her period or periods of employment with the Employer. In determining an Employee's Years of Service, all periods of employment with the Employer shall be aggregated, but any resulting partial Year of Service (i.e., less than 365 days) shall be ignored. A period of employment with the Employer shall begin on the Employee's Employment Commencement Date (or Reemployment Commencement Date) and end on the Employee's subsequent date of Severance. If an Employee has a Severance and is reemployed by the Employer within 365 days of the Severance date, the Employee's period of employment shall also include the period between his or her Severance date and his or her Reemployment Commencement Date.


(e) Employment with an entity before it becomes an Employer shall be recognized to the extent provided in a schedule to this Plan or in relevant acquisition agreements or corporate resolutions. Unless such schedule, agreements or resolutions specifically provide for recognition of such employment in accordance with specified seniority crediting rules of the acquired entity, the amount of such employment recognized under the Plan shall be determined in accordance with this Article.

(f) If a Participant who has no vested interest in his or her accounts (other than a Direct Rollover Account) terminates employment with the Employer and then has at least five (5) consecutive One Year Breaks in Service, the Participant's Years of Service before the first such one Year Break in Service (disregarding any Years of Service not taken into account because of prior consecutive One Year Breaks in Service) shall be completely disregarded for vesting purposes.

(g) The non-vested portion of the Employer Matching Contribution Account of a Participant who terminates employment with the Employer shall be forfeited on the date selected by the Plan Administrator after the first to occur of the following:

         (1) upon termination of employment with the Employer, but only if the Participant has no vested interest in his or her accounts (other than a Direct Rollover Account), in which case the Participant shall be deemed to have received a distribution of his or her entire accounts as of the date employment terminates;

         (2) upon complete distribution of the vested portion of his or her accounts; or

         (3) upon the Participant's completion of five consecutive One Year Breaks in Servicefollowing termination of employment.

However, the Plan Administrator may choose to forfeit the non-vested portion of the Participant's Employer Matching Contribution account as of any earlier date following termination of employment, in which case the forfeiture shall only be provisional. If the Participant returns to employment with the Employer before incurring five consecutive One Year Breaks in Service, the amount forfeited shall be restored, without any repayment of the distributed amounts being required or permitted (and without interest on the restored amount for the period between the date it was forfeited and the date it is restored).

(h) The Plan Administrator shall restore forfeited amounts to a Participant's accounts:

         (1) first out of forfeitures available for allocation for the Plan Year in which the restoration is made, and

         (2) if available forfeitures are insufficient, then by a contribution of the Employer.

Forfeitures with respect to a Plan Year shall be used first to restore amounts previously forfeited from Employer Matching Contribution Accounts to the extent those forfeitures are to be restored pursuant to this paragraph(h). Any remaining forfeitures shall be used to reduce Employer Matching Contributions to the Plan.

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(i)      If a distribution is made from a Participant's Employer Matching
Contribution Account before it is fully vested, the Participant's vested interest in his or her Employer Matching Contribution Account thereafter and prior to either full vesting or permanent forfeiture shall equal (A) minus(B), where:

          (A) is the product of his or her vested percentage (as determined under Article 7.2 of the Prototype at any relevant time prior to full vesting or permanent forfeiture) times the sum of his or her Employer Matching Contribution Account and the amount of the distribution; and

          (B)    is the amount of the distribution.

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